Exhibit 99.1

Investor Presentation Infinity Resources and the Infinity Circle logo are trademarks of Infinity Resources Holding Corp. Infinity Resources Holdings Corp. (Symbol: IRHC) February 2013
SAFE HARBOR STATEMENT This material may contain forward-looking statements that involve risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the results of Infinity Resources Holdings Corp. could differ materially from the results expressed or implied by the forward- looking statements the company makes. All statements other than statements of historical fact could be deemed forward-looking statements, including the following: any projections of product or service availability, earnings, revenues, or other financial items; any statements regarding strategies or plans of management for future operations; any statements concerning new, planned, or upgraded services or developments; statements about current or future economic conditions; and any statements of belief. The risks and uncertainties referred to above include, but are not limited to, risks associated with possible fluctuations in financial and operating results; rate of growth; interruptions or delays in service; breaches of security measures; the financial impact of any previous and future acquisitions; the nature of the company's business model; ability to continue to release, and gain customer acceptance of, new and improved versions of service; successful customer deployment and utilization of existing and future services; competition; the emerging markets in which the company operates; ability to hire, retain, and motivate employees and manage growth; changes in customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters; and general developments in the economy, financial markets, and credit markets. Further information on these and other factors that could affect financial results is included in the reports and in other filings the company makes with the Securities and Exchange Commission from time to time. These documents and others containing important disclosures are available in the Financial Information section of http://irhc.com Infinity Resources Holdings Corp. assumes no obligation and does not intend to update these forward-looking statements, except as required by law. Any unreleased services or features referenced in this material, press releases, presentations, or public statements are not currently available and may not be delivered on time or at all. Customers who purchase Infinity Resources Holdings Corp. applications or services should make their purchase decisions based upon features that are currently available. Certain information contained in this material is made available to Infinity Resources Holdings Corp. by third parties. Infinity Resources Holdings Corp. is not responsible for the content of any information made available to it by any third party. Infinity Resources Holdings Corp. disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Infinity Resources Holdings Corp. that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Infinity Resources Holdings Corp. makes no commitment, and disclaims any duty, to update or revise such information.
A leader in recycling and commodity management currently managing waste streams at over 12,500 locations throughout the United States Quest is 50% held by Earth911, Inc. with an option to acquire remaining 50% A leading zero-waste content publisher Collects and purchases electronics for resale or proper disposal. Entry in growing e-waste industry with unique concept and proprietary processing software. Youchange, Inc. is a wholly owned subsidiary LEADING GROWTH PLATFORM IN RECYCLING 3 Vertigent Nation's most comprehensive provider of recycling and proper disposal data Earth 911, Inc. is a wholly owned subsidiary Infinity Resources is a family of companies providing innovative waste reduction and landfill diversion solutions for recycling and proper disposal of commercial and consumer waste streams Integrated Recycling Management Recycling Web Content/ Data E-Waste Services
Mitch Saltz Chairman Board of Directors Corey Lambrecht President, COO, Earth911 Karl Zeidler Dir. Finance Derrick Mains President, Youchange Laurie Latham CFO Brian Dick CEO, Quest Barry Monheit CEO CORPORATE ORGANIZATION
5 INVESTMENT HIGHLIGHTS Combination creates established leader in delivering recycling solutions and producing actionable recycling information Innovative positioning: proven Quest recycling services capabilities and branded social media/ awareness through Earth911 Recycled more than 1.5 billion pounds of material in 2011: comprehensive one-stop shop recycling solution for entire waste stream Premier source of recycling information through Earth911.com Comprehensive facility and social media network dedicated to implementing recycling programs for corporate clients, consumers, and public agencies Network of more than 12,300 customer facilities Demonstrative cash savings, landfill diversion, and efficiencies and accountability for new clients Sector-leading web traffic and social media following Significant, near-term growth opportunities (e.g., expansion into solid waste; sustainability consulting services) Highly reference-able blue chip customers Compelling economic model with powerful operational leverage Proven financial model with Quest and dramatic, viral upside opportunity through Earth911 and Youchange High ROCE services model with very limited capex requirement; limited cash needs for robust organic growth Experienced management team in each of the businesses with opportunity to develop synergies
THE U.S. WASTE PROBLEM THE U.S. WASTE PROBLEM $11.4 billion discarded PACKAGING WASTE 99% of materials like metals in e-waste is reusable NATURAL RESOURCES $165 billion in uneaten food per year FOOD WASTE Less than 1/3 of PET bottles (which can be made into new products) are recycled COMMODITY Waste-to-energy can reduce landfilled waste by 90% ENERGY Americans produce more waste than any other developed nation. 200 million gallons of used oil are improperly disposed of each year HHW Sources: As You Sow, National Resource Defense Council, EPA, SWANA.org, Earth911.
QUEST RESOURCE MANAGEMENT GROUP QUEST RESOURCE MANAGEMENT GROUP Innovative Recycling Solutions Programs Management Waste Audits Online Reporting Sustainability Planning & Implementation ASHRAE, Energy Star Audits LEED(r) Certification Energy Modeling Sustainability Intelligence (tm) Dashboard LEED(r) AP BD&C, IC, EBOM Green Globe Professionals Building Energy Simulation Analyst Qualified Commissioning Process Provider Energy Star Partner
High growth full-service recycling company One-stop recycling solution for entire waste stream Demand driven by increasing corporate focus on landfill diversion and active waste management Enables companies to reduce operational costs and be environmentally responsible Single point of contact for managing/brokering variety of recyclables and disposables Experiencing dramatic growth as companies demand better programs Excellent visibility for revenue and profit growth Not a typical waste management company Not tied down to offering a few recycling programs that leverage high, fixed-cost assets Design comprehensive recycling and sustainability programs that fit individual needs Quest can demonstrate immediate savings and efficiencies National network of pre-screened, fully licensed partners Programs provide accountability and audit trail to confirm savings and waste reduction Address sustainability initiatives Critical mass operations Recognized industry innovator with blue-chip client base Manage over 12,300 locations throughout the United States, Canada, and Puerto Rico utilizing over 4,000 fully permitted, audited partners Diverted over 1.5 billion pounds of waste in 2011 (achieved over 99% landfill diversion) QUEST OVERVIEW Quest provides innovative solutions to corporations intent on more efficiently handling waste streams
QUEST - COMPANY HISTORY 2007 (inception) 2008 2009 2010 2011 2012 New Services Added Total Locations Serviced Key Milestones Scrap tires Motor oil Oil filters Used cooking Organics begin Organics nationwide expansion Manufacturing and office buildings Hospital waste Sustainability consulting 1,200 3,300 3,300 7,200 8,200 12,300 Acquired sustainability practice 5 states Services nationwide 3 new areas of service Service offered nationwide First large manufacturing plants served Over 100mm pounds of meat recycled
QUEST - A TRUSTED PARTNER A food service company reaching 75% of all stadiums The largest national retailer Four of the largest regional grocery stores Three of the largest chains of automotive dealerships The largest private fleet in the United States Quest currently manages recycling efforts of some of the largest Fortune 500 companies The largest bus and school bus fleet in the United States & Canada Large packaging manufacturer The largest tractor manufacturer The largest shipping and logistic management company
QUEST - MARKET OVERVIEW Program Goals Retailers Automotive Industrial Municipal Fleet Hospitality Foodservice Healthcare Multi family apartment Office buildings Industries Served Used Oil/Used Oil Filters Scrap Tires Industrial Cleaning Hazardous Waste Universal Waste (Batteries, Mercury, Lights, Etc) Electronic Waste Parts Cleaners Plastics , Cardboard, Glass Cooking Oils And Grease Traps Municipal Solid Waste Sustainability Strategic Planning Carbon, Waste, Water Footprints Tracking And Reporting LEED(r) , Green Globes Energy Modeling Solutions Overview Comprehensive sustainability, recycling, and waste management programs Maximize value of recyclables and lower costs Network of pre- approved collection and recycling companies Take advantage of regional marketplaces One point of contact for all service needs Maximize value of recyclable commodities Environmental sustainability Liability protection and environmental compliance Centralized point of contact Accurate tracking of clients' Key Performance Indicators
QUEST - KEY VERTICALS Automotive Aftermarket/ Fleet Large Box Retailers/ Grocery Stores/ Restaurants Manufacturing Office Buildings Multi Family Apartments General Construction Convention Centers Healthcare
Understand client's unique set of needs and requirements 1 4 2 3 Design customized innovative, sustainable solutions Leverage nationwide network of partners Manage operation to ensure 100% satisfaction Dedicated account manager 24/7 customer service Liaison with regulatory agencies Sustainability reports Online manifest Customized billing QUEST - SALES AND MARKETING APPROACH
QUEST - ILLUSTRATIVE REVENUE CATEGORIES QUEST - ILLUSTRATIVE REVENUE CATEGORIES 1Includes car dealerships, tire dealerships, quick lubes, and automotive service franchises

THE QUEST COMPETITIVE ADVANTAGE

vs. Competitors	vs. Clients "In House"

- Complexity of IT platform
  - Intelligence Sustainability Dashboard provides online access to Key Performance Indicators and manifests
  - Monthly reports show where material was collected and how it was recycled
- Depth of solution
  - Leverage 5,000 partners strong program to offer limitless number of programs

vs. Competitors

- One-stop shop
  - Sustainability strategic planning
  - Carbon minimization
  - LEED® certification
  - Waste stream repurposing into valuable raw material
  - Effectively managing remaining solid waste
- Quick to market
  - Proven track record of assessing gaps, designing road map and implementing cost effective recycling programs across 1000+ locations in less than 60 days
- Superior customer service

vs. Clients "In House"

- Demonstrable reduction in costs
  - Leverage buying power with partners as well as regional market dynamics to negotiate preferential pricing for our customers
- Innovative programs
  - Stay abreast of technological breakthroughs in recycling and sustainability
- Enhanced audit trail and accountability

INFINITY RESOURCES

Confidential

15

EARTH911 OVERVIEW Earth911.com: Leading zero-waste lifestyle content publisher Vertigent (Pending Rebrand Q1 2013) The nation's most comprehensive provider of data on recycling and proper disposal
Leading waste-less lifestyle content publisher 8 million unique visitors / 24 million page views Multiple partnership and advertising revenue streams to leverage continued growth in overall traffic, page views, and engagement across Earth911's "owned and operated" properties and social media platforms, leveraging a highly sought after and valuable audience. Revenue Sources Site-wide Sponsorship Weekly Awareness Campaigns Advertorials Weekly E-Newsletters Content Syndication Social Media Campaigns EARTH911 BUSINESS MODEL 17
EARTH911 AUDIENCE - DEFINED, GROWING AND MONETIZABLE 18 The trusted recycling voice for consumers - daily original content, making recycling and waste reduction a lifestyle Rapid growth in audience and engagement Engagement across leading social platforms Defined, active demographic audience FACEBOOK - 66k+ TWITTER - 51k+ NEWSLETTER - 63k+ TUMBLR - 16k+ GOOGLE+ - 10k+ OPT-IN STATISTICS
EARTH911 MEDIA COMPETITIVE LANDSCAPE Confidential Price per Sponsorship Price per Campaign 2012 Traffic 2012 Traffic Visits in millions Visits in millions $23,900 $300,000 10.4X HIGHER 12.5X HIGHER
The most comprehensive provider of recycling and proper disposal data in North America. Powers multiple platforms and applications such as websites, mobile, and smart products. CPG brands, retailers, government, industry, and solution providers (software and mobile vendors) use Vertigent data to connect consumers with landfill alternatives and analyze or substantiate recycling data for products and packaging. Helps companies provide end-of-life guidance to keep products and packaging out of landfills. Addresses consumer, government, shareholder & partner demands Vertigent Recycling Directory 1-800-CLEANUP(r) MRR & ANALYSIS VERTIGENT
VERTIGENT BUSINESS MODEL VERTIGENT BUSINESS MODEL Data Access Products Vertigent API - Use Vertigent data feed to build website or app search Recycling Locator Iframe - Plug and play website recycling search, maintained by Vertigent $10K setup, then annual fee: $20K for first material (#2 plastic, aluminum, etc), $6K for each additional material Custom website and app development available, priced by scope of work Data Analysis Products Material Recycling Reports: Material recycling reports help companies comply with FTC Green Guides and design more sustainable products by providing detailed recycling availability data from the Vertigent Directory Comprehensive reports for custom in-depth research and gap analysis are $20K per material and $8K for additional materials annually A simple, know your number report for FTC compliance: $2K/material annually
MOBILE PRODUCT-BASED SEARCH *Additional development and design fees apply Scan for Live Demo Mobile 2D barcode or QR scanning provides localized recycling information anytime, anywhere Pilot Pricing: $100/SKU annually to add product profiles to the recycling directory
YOUCHANGE overview Youchange partners with schools, churches, organizations, non-profits, and businesses to collect e-waste (small electronics) for resale or proper disposal. Youchange held its pilot program with 34 schools in April 2012 Scope expanded to 94 additional organizations between September and December 2012 E-waste recycling globally expected to grow from $5.7 billion in 2009 to nearly $14.7 billion by the end of 2014 Formed in 2008 in Scottsdale, AZ and became public in March 2010 $2 million has been invested in systems and infrastructure ("Cranium") Revenue is recognized from the sale of donated working and scrap items Youchange donates a percentage of the Company's profit from working items back to the participating organization Program Roll-out Typical E-Waste Collection Outcome
NEED Early stage of market, significant growth projected. Fragmented market: "Big Four," McKinsey, hundreds of smaller firms. INFINITY RESOURCES FUTURE ADDITION - SUSTAINABILITY CONSULTING STRATEGIC RATIONALE FOR EXPANSION INTO SUSTAINABILITY CONSULTING Strong sustainability reputation and network through Earth911 among consumer product companies, retailers and government. Only firm with access to the Vertigent Recycling Directory. Public currency will be a major incentive to attract talent. CEO Barry Monheit is a pioneer of similar strategy in financial consulting. Monheit was a co- founder of the financial consulting division of FTI Consulting (NYSE - FCN). OPPORTUNITY Acquire high caliber midsize firm with strong reputation and leadership. Add additional firms and talent. Focus on middle market clients who can't afford or don't want sustainability departments.
INFINITY RESOURCES www.questrecycling.com www.earth911.com www.youchange.com